Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables

2003-A-M Initial Cut

4/10/03*

	New		Used		Total

Aggregate Principal Balance	$398,401,354.63		$682,680,198.56		$1,081,081,553.19

Number of Receivables in Pool	19,668		49,552		69,220

Percent of Pool by Principal Balance	36.85%		63.15%		100.00%

Average Principal Balance	$20,256.32		$13,777.05		$15,618.05
Range of Principal Balances	($375.51 to $68,469.49)		($275.13 to $70,651.01)

Weighted Average APR	15.34%		17.10%		16.45%
Range of APRs	(6.00% to 26.90%	)	(6.00% to 29.34%	)

Weighted Average Remaining Term	64		57		60
Range of Remaining Terms	(3 to 71 months	)	(3 to 71 months	)

Weighted Average Original Term	68		62		64
Range of Original Terms	(18 to 72 months	)	(12 to 72 months	)

(1)             Aggregate Principal Balance includes some portion of accrued interest.  As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range(1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance(2)	Number of Receivables	Percent of Number of Receivables(2)
6.000%-6.999%	1,871,850.12	0.17%	118	0.17%
7.000%-7.999%	1,228,302.15	0.11%	56	0.08%
8.000%-8.999%	5,230,446.84	0.48%	252	0.36%
9.000%-9.999%	30,101,714.64	2.78%	1,422	2.05%
10.000%-10.999%	42,012,752.36	3.89%	2,051	2.96%
11.000%-11.999%	48,189,236.82	4.46%	2,428	3.51%
12.000%-12.999%	72,533,001.17	6.71%	3,717	5.37%
13.000%-13.999%	66,726,184.87	6.17%	3,490	5.04%
14.000%-14.999%	87,679,204.96	8.11%	4,579	6.62%
15.000%-15.999%	98,474,972.44	9.11%	5,394	7.79%
16.000%-16.999%	111,233,052.26	10.29%	6,426	9.28%
17.000%-17.999%	180,378,400.86	16.68%	11,755	16.98%
18.000%-18.999%	134,572,573.78	12.45%	9,956	14.38%
19.000%-19.999%	84,987,553.63	7.86%	6,529	9.43%
20.000%-20.999%	58,861,338.68	5.44%	5,252	7.59%
21.000%-21.999%	34,336,108.29	3.18%	3,424	4.95%
22.000%-22.999%	13,240,127.64	1.22%	1,353	1.95%
23.000%-23.999%	6,992,529.23	0.65%	753	1.09%
24.000%-24.999%	2,062,994.55	0.19%	221	0.32%
25.000%-25.999%	204,040.79	0.02%	24	0.03%
26.000%-26.999%	105,802.28	0.01%	11	0.02%
27.000%-27.999%	29,508.02	0.00%	4	0.01%
28.000%-28.999%	12,967.20	0.00%	2	0.00%
29.000%-29.999%	16,889.61	0.00%	3	0.00%

TOTAL	1,081,081,553.19	100.00%	69,220	100.00%

(1)               Aggregate Principal Balances include some portion of accrued interest.  Indicated APR’s represent APR’s on Principal Balance net of such accrued interest

(2)               Percentages may not add to 100% because of rounding.

*  Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor

2003-A-M Initial Cut

4/10/03*

State	Aggregate Principal Balance as of Cutoff Date(1)	Percent of Aggregate Principal Balance(2)	Number of Receivables	Percent of Number of Receivables(2)
Alabama	18,923,369.28	1.75%	1,208	1.75%
Arizona	31,813,078.80	2.94%	1,831	2.65%
Arkansas	9,968,166.05	0.92%	653	0.94%
California	162,162,127.12	15.00%	9,059	13.09%
Colorado	10,026,610.65	0.93%	627	0.91%
Connecticut	9,110,496.74	0.84%	661	0.95%
Delaware	4,903,174.07	0.45%	321	0.46%
District of Columbia	1,889,372.49	0.17%	121	0.17%
Florida	96,380,050.16	8.92%	6,157	8.89%
Georgia	37,064,048.27	3.43%	2,309	3.34%
Hawaii	2,191,337.71	0.20%	151	0.22%
Idaho	2,931,933.61	0.27%	200	0.29%
Illinois	34,108,710.10	3.16%	2,323	3.36%
Indiana	19,367,166.28	1.79%	1,313	1.90%
Iowa	4,377,457.19	0.40%	306	0.44%
Kansas	7,554,371.12	0.70%	492	0.71%
Kentucky	16,421,073.14	1.52%	1,125	1.63%
Louisiana	22,289,096.60	2.06%	1,412	2.04%
Maine	3,765,656.27	0.35%	286	0.41%
Maryland	24,165,767.17	2.24%	1,548	2.24%
Massachusetts	10,782,978.28	1.00%	769	1.11%
Michigan	23,285,260.68	2.15%	1,675	2.42%
Minnesota	8,074,679.57	0.75%	574	0.83%
Mississippi	8,110,746.85	0.75%	524	0.76%
Missouri	14,380,696.72	1.33%	982	1.42%
Nebraska	3,069,916.79	0.28%	218	0.31%
Nevada	16,077,838.50	1.49%	877	1.27%
New Hampshire	2,320,295.86	0.21%	176	0.25%
New Jersey	27,733,700.45	2.57%	1,829	2.64%
New Mexico	6,887,278.04	0.64%	449	0.65%
New York	46,298,264.29	4.28%	3,231	4.67%
North Carolina	34,123,561.09	3.16%	2,236	3.23%
Ohio	39,418,069.66	3.65%	2,874	4.15%
Oklahoma	13,370,002.84	1.24%	867	1.25%
Oregon	6,850,324.50	0.63%	457	0.66%
Pennsylvania	44,952,789.44	4.16%	3,238	4.68%
Rhode Island	2,211,702.27	0.20%	168	0.24%
South Carolina	10,568,390.89	0.98%	672	0.97%
South Dakota	2,019,741.29	0.19%	136	0.20%
Tennessee	20,236,123.36	1.87%	1,313	1.90%
Texas	145,353,229.91	13.45%	8,743	12.63%
Utah	4,573,030.93	0.42%	302	0.44%
Vermont	3,146,893.90	0.29%	227	0.33%
Virginia	28,507,547.52	2.64%	1,903	2.75%
Washington	15,115,199.75	1.40%	992	1.43%
West Virginia	7,409,832.16	0.69%	528	0.76%
Wisconsin	12,585,004.43	1.16%	870	1.26%
Wyoming	1,396,858.37	0.13%	91	0.13%
Other (3)	2,808,532.03	0.26%	196	0.28%

TOTAL	$1,081,081,553.19	100.00%	69,220	100.00%

(1)               Aggregate Principal Balances include some portion of accrued interest.

(2)               Percentages may not add to 100% because of rounding.

(3)               States with aggregate principal balances less than $1,000,000.

*  Receivable information is through close of business on date indicated.